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                                                                   EXHIBIT 23.7

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report included in this Registration Statement and to the incorporation by reference in this Registration Statement of our report dated February 17, 2000, included in RailAmerica, Inc.'s Form 8-K filed September 1, 2000, and to all references to our firm included in this Registration Statement.


                                               ARTHUR ANDERSEN LLP


San Antonio, Texas
September 21, 2000